UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

_______________________________

Investment Company Act file number: 811-00642

Deutsche International Fund, Inc.

(Exact name of registrant as specified in charter)

345 Park Avenue
New York, NY 10154

(Address of principal executive offices) (Zip code)

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 250-3220

Date of fiscal year end: 10/31

Date of reporting period: 7/31/2015

ITEM 1.	SCHEDULE OF INVESTMENTS

Investment Portfolio	as of July 31, 2015 (Unaudited)

Deutsche World Dividend Fund

	Shares	Value ($)
Common Stocks 97.5%
Bermuda 3.9%
PartnerRe Ltd. (a) (Cost $5,965,554)	87,715	11,925,731
France 3.3%
Air Liquide SA	9,805	1,276,240
Sanofi	83,776	9,013,461
(Cost $6,571,112)		10,289,701
Germany 1.1%
Wincor Nixdorf AG (Cost $3,652,928)	76,996	3,273,996
Hong Kong 4.7%
Jardine Matheson Holdings Ltd. (Cost $14,731,765)	266,426	14,447,948
Japan 1.1%
NTT DoCoMo, Inc. (Cost $2,627,223)	162,829	3,427,674
Netherlands 2.0%
Koninklijke Philips NV (Cost $5,064,789)	219,929	6,117,705
Switzerland 1.3%
Nestle SA (Registered) (Cost $1,983,752)	53,820	4,080,880
United Kingdom 30.9%
BAE Systems PLC	1,274,527	9,554,164
British American Tobacco PLC	353,121	20,999,519
CNH Industrial NV (a)	1,040,429	9,332,648
GlaxoSmithKline PLC	541,941	11,810,717
Imperial Tobacco Group PLC	228,672	12,019,543
Smiths Group PLC	172,226	3,031,276
Standard Chartered PLC	600,000	9,179,596
Tesco PLC	3,034,995	10,216,929
Unilever NV (CVA)	203,905	9,140,240
(Cost $91,090,518)		95,284,632
United States 49.2%
Apache Corp.	192,000	8,805,120
Cisco Systems, Inc.	299,834	8,521,282
Coach, Inc.	385,272	12,020,486
Duke Energy Corp.	128,069	9,505,281
HCP, Inc. (REIT)	448,988	17,348,896
Leucadia National Corp.	421,874	9,922,477
Mattel, Inc. (b)	444,975	10,327,870
National Oilwell Varco, Inc. (b)	196,673	8,285,834
PepsiCo, Inc.	105,961	10,209,342
Procter & Gamble Co.	131,843	10,112,358
QUALCOMM, Inc.	226,186	14,564,117
Southern Co.	308,839	13,814,369
Verizon Communications, Inc. (c) (d)	14,940	697,739
Verizon Communications, Inc. (c)	382,634	17,903,445
(Cost $158,656,574)		152,038,616
Total Common Stocks (Cost $290,344,215)		300,886,883
Securities Lending Collateral 6.3%
Daily Assets Fund Institutional, 0.18% (e) (f) (Cost $19,426,300)	19,426,300	19,426,300
Cash Equivalents 2.6%
Central Cash Management Fund, 0.10% (e) (Cost $7,998,236)	7,998,236	7,998,236
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $317,768,751) †	106.4	328,311,419
Other Assets and Liabilities, Net	(6.4)	(19,616,657)
Net Assets	100.0	308,694,762

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.

†	The cost for federal income tax purposes was $317,867,177. At July 31, 2015, net unrealized appreciation for all securities based on tax cost was $10,444,242. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,635,100 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,190,858.
(a)	Listed on the New York Stock Exchange.
(b)	All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2015 amounted to $18,608,888, which is 6.0% of net assets.
(c)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(d)	Listed on the London Stock Exchange.
(e)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)
REIT: Real Estate Investment Trust

At July 31, 2015 the Deutsche World Dividend Fund had the following sector diversification:

Sector Diversification	Market Value ($)	As a % of Common Stocks
Consumer Staples	76,778,811	25.5%
Financials	48,376,700	16.1%
Industrials	42,483,741	14.1%
Information Technology	26,359,395	8.8%
Utilities	23,319,650	7.8%
Consumer Discretionary	22,348,356	7.4%
Telecommunication Services	22,028,858	7.3%
Health Care	20,824,178	6.9%
Energy	17,090,954	5.7%
Materials	1,276,240	0.4%
Total	300,886,883	100.0%

Sector diversification subject to change.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Bermuda	$11,925,731	$—	$—	$11,925,731
France	—	10,289,701	—	10,289,701
Germany	—	3,273,996	—	3,273,996
Hong Kong	—	14,447,948	—	14,447,948
Japan	—	3,427,674	—	3,427,674
Netherlands	—	6,117,705	—	6,117,705
Switzerland	—	4,080,880	—	4,080,880
United Kingdom	9,332,648	85,951,984	—	95,284,632
United States	151,340,877	697,739	—	152,038,616
Short-Term Investments (g)	27,424,536	—	—	27,424,536
Total	$200,023,792	$128,287,627	$—	$328,311,419

There have been no transfers between fair value measurement levels during the period ended July 31, 2015.
(g)	See Investment Portfolio for additional detailed categorizations.

ITEM 2.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 3.	EXHIBITS

Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche World Dividend Fund, a series of Deutsche International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 22, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 22, 2015